                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           Carlyle Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            CARLYLE INDUSTRIES, INC.
                                1 PALMER TERRACE
                           CARLSTADT, NEW JERSEY 07072

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 14, 1998



TO THE STOCKHOLDERS OF CARLYLE INDUSTRIES, INC.

                  NOTICE is hereby given that the Annual Meeting (the "Meeting") of Stockholders of CARLYLE INDUSTRIES, INC. (the "Company"), a Delaware corporation, will be held at the New York Hilton and Towers, 1335 Avenue of the Americas, Madison Suite, 2nd Floor, New York, New York, on May 14, 1998, at 9:30 A.M. for the following purposes:

                  1. To elect three directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

                  2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

                  3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                  All of the above matters are more fully described in the accompanying Proxy Statement.

                  The Board of Directors has fixed the close of business on April 3, 1998 as the date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting. A list of Stockholders entitled to vote at the Meeting will be open to examination by Stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, 1 Palmer Terrace, Carlstadt, New Jersey 07072. The list will also be available at the Meeting.

                                             By order of the Board of Directors,


                                             EDWARD F. COOKE
                                             Secretary
Carlstadt, New Jersey
April 16, 1998


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                            CARLYLE INDUSTRIES, INC.
                                1 PALMER TERRACE
                           CARLSTADT, NEW JERSEY 07072
                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  ------------

                                 PROXY STATEMENT

                   APPROXIMATE DATE OF MAILING: APRIL 16, 1998

                  The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Carlyle Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournments thereof (the "Meeting"). Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a proxy is executed and returned without instructions as to how it is to be voted, such proxy will be voted in favor of all proposals contained in this Proxy Statement. Each proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given by such Stockholder.

                  The Company has two classes of outstanding voting securities entitled to be voted at the Meeting: common stock, $0.01 par value per share (the "Common Stock") and Series B Preferred Stock, $0.01 par value per share (the "Preferred Stock"). The Common Stock and the Preferred Stock are referred to herein together as the "Capital Stock" of the Company. Each outstanding share of Capital Stock (i.e., Preferred Stock and Common Stock) is entitled to one vote. Unless otherwise stated, the Common Stock and the Preferred Stock will vote together as a single class on all matters submitted for a Stockholders' vote at the Meeting.

                  April 3, 1998 has been fixed by the Board as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on March 15, 1998, there were outstanding and entitled to vote 7,382,782 shares of Common Stock and 20,805,060 shares of Preferred Stock.

                  The holders of a majority of the shares of Capital Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Stockholder present in person or by proxy at the Meeting who abstains from voting on any particular matter described herein will nonetheless be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Capital Stock present or represented by proxy at the Meeting and entitled to vote is required to elect management's three nominees for election to the Board; and (ii) a majority of the shares of Capital Stock present or represented by proxy at the Meeting and entitled to vote is required to ratify the selection by the Board of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

                  With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee, shares present by proxy where the Stockholder properly withholds authority to vote for such nominee and broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to any of the other matters to be voted upon, if the Stockholder abstains from voting or directs his proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.


                               EXECUTIVE OFFICERS

                  The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.


                                                 Year Became an
Name                          Age                Executive Officer                Positions
----                          ---                -----------------                ---------
Karen Brenner                 42                       1996                Chairman of the Board, President and Chief
                                                                           Executive Officer
Edward F. Cooke               44                       1994                Vice President, Chief Financial Officer and
                                                                           Secretary

                              ELECTION OF DIRECTORS

                                   (PURPOSE 1)

                  At the Meeting, three directors are to be elected to serve until their successors are elected and qualify. The Board has designated the individuals named below as nominees. Proxies received from Stockholders of the Company will be voted, unless authority to so vote is withheld, for the election of the Board's nominees. Authority to vote for any or all of the nominees may be withheld in the manner indicated on the enclosed proxy. If for any reason any of the nominees for election to the Board becomes unavailable for election, the proxies solicited will be voted for such other nominees as are selected by the Board. The Board has no reason to believe that any of the nominees will not be available or will not serve if elected. All of the nominees for election at this Meeting were previously elected by the Company's Stockholders as directors of the Company.

                  The number of directors currently constituting the full Board of Directors of the Company is four. As of the date of the Meeting, there will be one vacancy on the Board, for which management is not submitting any nominee. If, following the Meeting, the Board selects two or more additional persons to serve as directors, the Board will increase the number of directors constituting the whole Board in order to create the necessary vacancies to be filled by such persons. No such persons have been selected and, accordingly, there is no current plan to increase the number of directors constituting the full Board to more than four.

                             NOMINEES FOR DIRECTORS

                                                                      Year First
                                                                      Became
Name                                  Age                             a Director
----                                  ---                             ----------
Karen Brenner                         42                              1996
Robert A. Levinson                    72                              1993
Joseph S. DiMartino                   54                              1995


         The Board recommends a vote FOR each of the nominees for election as directors.


                            BIOGRAPHICAL INFORMATION

                  Certain information about the executive officers and the nominees for election as directors is set forth below. This information has been furnished to the Company by the individuals named.

                  Ms. Brenner was elected President and Chief Executive Officer of the Company effective as of October 9, 1996, and was appointed Chairman of the Board of the Company in May 1996. Ms. Brenner served as Vice Chairman of the Company from February 1996 until she was appointed Chairman and was engaged as a consultant to the Company in February 1996. Ms. Brenner served as a Managing Director and had been affiliated with the Noel Group, Inc., a publicly held leveraged buy-out company ("Noel"), in various executive capacities from 1989 to March 1, 1998. She was responsible for making investment decisions for Noel and for the oversight of its portfolio companies. From 1992 until 1994, Ms. Brenner served as Chairman of the Board and a consultant to The Forschner Group, Inc. Ms. Brenner is Chairman of the Board and Chief Executive Officer of Lincoln Snacks Company; a director of On Assignment, Inc.; a director of Motorcar Parts and Accessories, Inc.; a member of the Board of Trustees of Prep for Prep; and a trustee of the City Parks Foundation of New York.

                  Mr. Levinson is a consultant to Andrex Industries Corp., a company engaged in textile manufacturing and processing, where he served as Chairman and President from April 1979 to May 1995. Since June 1989, he has served as Chairman of the Board of Levcor International Inc., a public company engaged in textile converting and oil and gas production. Since December 1992, Mr. Levinson has served as a consultant to Complete Management, Inc., a public company which provides various services to physician practices in New York and New Jersey.

                  Mr. DiMartino is a director of Noel and has served as a director or Chairman of the Board of Noel since March 1995. Since January 1995, Mr. DiMartino has been Chairman of the Board, a director, a trustee or the Managing General Partner of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director, and until December 1994, Chief Operating Officer, of the Dreyfus Corporation (the "Fund Manager"), and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Fund Manager and, until August 1994, the Fund's distributor. From August 1994 to December 1994, he was a director of Mellon Bank Corporation. He is a trustee of Bucknell University, and a director of the Muscular Dystrophy Association and HealthPlan Services Corporation. Mr. DiMartino is also a director of Staffing Resources, Inc., Century Business Services, Inc. and HealthPlan Services, Inc.

                  Mr. Cooke was elected Chief Financial Officer, Secretary and Vice President of the Company in February 1997, April 1996 and May 1996, respectively. Mr. Cooke resigned from such positions in September 1997, was reappointed to such positions in February 1998 and currently serves in such capacities. From October 1997 to January 1998, Mr. Cooke served as Chief Financial Officer of Missbrenner, Inc. Mr. Cooke served as Controller of the Company from April 1994 until May 1996 and served as Chief Accounting Officer of the Company from March 1995 until February 1997. From December 1993 to March 1994, he was a consultant to the Company and advised the Company in connection with its accounting and financial operations. In October and November of 1993, Mr. Cooke worked as an independent consultant. From 1988 until September 1993, Mr. Cooke was the Director of Finance and Administration at McNamee Consulting Company, Inc. in New York City. In that capacity, he was responsible for the day to day oversight of financial and administrative affairs of that firm.

                  No family relationship exists among the officers and directors of the Company.


                                   COMMITTEES

COMMITTEES OF THE BOARD OF DIRECTORS

                  During the fiscal year ended December 31, 1997 ("fiscal 1997"), the Board had three standing committees: a Compensation Committee, an Audit Committee and an Executive Committee, as well as certain special purpose committees.

                  The Compensation Committee is currently composed of Messrs. Joseph S. DiMartino and Robert A. Levinson. Each of the aforementioned persons is not and never was an officer or employee of the Company or its subsidiaries. However, Mr. DiMartino is or was affiliated in one capacity or the other with Noel, the controlling stockholder of the Company. See "Biographical Information". The Compensation Committee works closely with the Board in establishing and implementing the Company's compensation policies and practices. See "Report of Board of Directors." Additionally, it or the Board administers the Company's 1994 Incentive Program (the "Incentive Program") under which employees, officers, directors, key executives, consultants and advisors of the Company are eligible to receive stock options, restricted stock and other benefits.

                  The Audit Committee is currently composed of Mr. Robert A. Levinson. Messrs. Samuel F. Pryor, IV, Alan Woltz and Bill Bennett served as members of the Audit Committee during portions of fiscal 1997. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work.

                  The Executive Committee is currently composed of Ms. Karen Brenner and Messrs. Robert A. Levinson and Joseph S. DiMartino. The Executive Committee has all the powers and authority granted to the full Board and functions as such between meetings of the full Board and when the full Board is otherwise unable to meet.

                  The Company does not have a nominating committee.

MEETINGS OF THE BOARD

                  During fiscal 1997, the Board held seven meetings, the Compensation Committee held no meetings, the Audit Committee held one meeting and the Executive Committee held two meetings. In addition, during fiscal 1997, the Board acted two times by written consent of its members. Each member of the Board attended over 75% of the meetings of the Board held in

1997. In addition, each member of the Compensation Committee, the Audit Committee and the Executive Committee attended all meetings held of the respective Committees during fiscal 1997. The Company's directors discharge their responsibilities throughout the year, not only at Board and committee meetings, but also through personal meetings and other communications, including telephone contacts with the Chairman and Chief Executive Officer and others regarding matters of interest and concern to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  None

                             PRINCIPAL STOCKHOLDERS

                  The following table sets forth each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock and/or Preferred Stock of the Company as of March 15, 1998. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days. On March 15, 1998, there were outstanding 7,382,782 shares of Common Stock and 20,805,060 shares of Preferred Stock of the Company.

                                          COMMON STOCK                 SERIES B PREFERRED STOCK

                                                                                                         Percent of
                                   Amount of                           Amount of                         Aggregate
                                   Shares                              Shares                            Voting Power
Name and Address of                Beneficially       Percent          Beneficially       Percent        of Capital
Beneficial Owner                   Owned              of Class         Owned              of Class       Stock
----------------                   ------             --------         ------             --------       -----
The Noel Group, Inc.(1)               -0-               -0-          19,312,837.5          92.83%        68.5%
667 Madison Avenue
New York, NY  10021


GAMCO Investors, Inc. (2)          1,121,915           15.2%             - 0 -              - 0 -         4.0%
c/o Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580


(1) Noel acquired the entire equity interest in the Company in October 1993. In December 1997, Noel made an irrevocable distribution to its common stockholders of 2,205,814 shares of the Company's Common Stock. In February 1994, Noel made an irrevocable distribution to its common stockholders of 3,542,404 shares of the Company's Common Stock. In a series of other transactions, Noel sold, or caused the Company to issue, shares of the Company's Common Stock and/or Preferred Stock to various affiliates of Noel and certain members of the Company's management group. As Noel does not have or share voting or investment power over the securities transferred to its affiliates or members of the Company's management group, the shares reported in this table reflect Noel's remaining equity interest in the Company as of March 15, 1998. Mr. Joseph S. DiMartino and Ms. Karen Brenner, both of whom are Board nominees for election at the Meeting, are or were affiliated in various capacities with Noel. See "Biographical Information." Mr. DiMartino also beneficially owns shares of common stock, par value $.01 per share, of Noel ("Noel Common Stock"), as more particularly set forth in the footnotes to the table entitled "Equity Securities Beneficially Owned by the Directors and Named Executive Officers."

(2) Represents shares held by GAMCO Investors, Inc. and various other entities which are directly or indirectly controlled by Mario J. Gabelli and for which he acts as chief investment officer, including registered investment companies and pension plans. This information is based solely upon the contents of a filing on Schedule 13D dated March 9, 1998 made by Mario J. Gabelli and related entities with the Securities and Exchange Commission.


              EQUITY SECURITIES BENEFICIALLY OWNED BY THE DIRECTORS
                          AND NAMED EXECUTIVE OFFICERS

                  According to information furnished to the Company, as of March 15, 1998, the nominees for election to the Board, the Company's current "named executive officers" (the "Named Executive Officers") within the meaning of Item 402(a)(3) of Regulation S-K of the Securities Act of 1933, as amended (the "Act"), and all director nominees and executive officers as a group, beneficially owned shares of Capital Stock of the Company as set forth below. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Exchange Act under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                        COMMON STOCK                       SERIES B PREFERRED STOCK
                                                                                                            Percent of
                                                                                                            Aggregate
                                                                      Amount of                             Voting
                               Amount of Shares                       Shares                                Power of
Name and Address of            Beneficially            Percent        Beneficially          Percent         Capital
Beneficial Holder              Owned                   of Class       Owned                 of Class        Stock
Karen Brenner                  306,600(1)               4.01%            --                    --               1.1%
c/o Carlyle Industries,
Inc.
1 Palmer Terrace
Carlstadt, NJ 07072

Edward F. Cooke                 17,222(2)                 (3)            --                    --                (3)
c/o Carlyle Industries,
Inc.
1 Palmer Terrace
Carlstadt, NJ 07072

Robert A. Levinson             142,770(4)               1.93%         610,120                  2.93%           2.67%
c/o Andrex Industries
Corp.
1071 Avenue of the
Americas
New York, NY 10019

Joseph S. DiMartino             29,571(5)                 (3)    19,508,860.5(6)              93.77%          69.29%
c/o Dreyfus Corporation
200 Park Avenue, 10th Fl
New York, NY 10166

All directors and              495,163(8)               6.46%    20,118,980.5(9)              96.70%           72.4%
executive officers as a
group (4 persons) (7)(8)

(1) Includes: (i) 50,000 shares held by the Noel Group, Inc. Retirement Plan FBO K. Brenner, and (ii) 256,600 shares which Ms. Brenner could acquire on or within 60 days after March 15, 1998 upon the exercise of stock options.

(2) Includes: (i) 5,000 shares held of record by Mr. Cooke; and (ii) 12,222 shares which Mr. Cooke could acquire on or within 60 days after March 15, 1998 upon the exercise of stock options.

(3)      Represents less than 1% of the aggregate votes entitled to be cast.

(4) Includes: (i) 59,570 shares held of record by Mr. Levinson; (ii) 75,000 shares held by three trusts for the benefit of Mr. Levinson's children, as to all of which trusts Mr. Levinson serves as co-trustee; and (iii) 8,200 shares of Common Stock which Mr. Levinson could acquire on or within 60 days after March 15, 1998 upon the exercise of director's stock options.

(5) Includes: (i) 8,200 shares which could be acquired on or within 60 days after March 15, 1998 upon exercise of director's stock options; and
         (ii) 20,478 shares held by Mr. DiMartino as trustee under two Rabbi Trusts (the "Rabbi Trusts") established by the Company for the benefit of former executives under the Company's deferred compensation program. Mr. DiMartino also beneficially owns 8,334 shares of Noel Common Stock.

(6) Includes: (i) 196,023 shares held by Mr. DiMartino as trustee under the Rabbi Trusts and (ii) 19,312,837.5 shares held by Noel, of which Mr. DiMartino is a director, as to all of which shares Mr. DiMartino disclaims beneficial ownership.

(7) For purposes of computing the aggregate number of shares beneficially owned by directors and Executive Officers of the Company as a group, the same shares are not counted more than once.

(8) Includes 285,222 shares subject to stock options issued under the Incentive Program which were exercisable on or within 60 days after March 15, 1998.

(9)      Includes 19,312,837.5 shares held by Noel, as referred to in footnote
         (6) above.



                             EXECUTIVE COMPENSATION

                  The following summary compensation table sets forth certain information concerning the compensation of the Named Executive Officers for the fiscal years ending as of December 31, 1997, 1996 and 1995.

                  SUMMARY COMPENSATION TABLE


                                                                            Restricted
                                                                               Stock       Other Annual       All Other
Name and Principal                                               Options      Awards       Compensation      Compensation
     Position            Year       Salary ($)     Bonus($)       (#)(1)       ($)(2)         $(3)                  ($)

   Karen Brenner      Fiscal 1996        0         150,000       211,000         0             (3)             210,355
  Chairman of the     Fiscal 1997     250,000      305,814(5)    150,000                                          0
 Board, President
        and
  Chief Executive
    Officer(4)

 Edward F. Cooke,     Fiscal 1995      94,500       10,000        5,000          0                             1,772(7)
  Vice President,     Fiscal 1996     111,750       85,000          0            0             (3)             2,804(7)
       Chief          Fiscal 1997     102,997      110,767(5)     20,000                                       2,417(7)
 Financial Officer
        and
   Secretary (6)

(1) Stock options reported under this column were granted under the terms and provisions of the Incentive Program. For a description of the stock options granted in fiscal 1997, see "Option Grants in Last Fiscal Year."

(2) As of March 1, 1994, Mr. Cooke was issued 5,000 shares of restricted Common Stock. On that date there existed no independent trading market for the Company's Common Stock. The shares were acquired by the Named Executive Officer at a price of $.20 per share, which was the then fair market value of the Common Stock as determined by the Board. Accordingly, no value has been attributed to the awards of restricted stock in the Summary Compensation Table. All of the shares reported in the table below have vested. Mr. Cooke is entitled to full voting and dividend rights on a pro rata basis with the other holders of the Company's Common Stock.

         Based upon the latest information available to the Company, as of December 31, 1997, Mr. Cooke held 5,000 shares of restricted Common Stock which have an aggregate value of $6,500. The value was calculated by multiplying the closing price of the Common Stock (as reported on the NYSE on December 31, 1997) by the respective number of shares and subtracting therefrom the aggregate consideration paid by Mr. Cooke.

(3) The named executive officer receives certain perquisites; such perquisites, however, do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(4) Ms. Brenner was elected to serve as President and Chief Executive Officer of the Company effective in October 1996 and was appointed Chairman of the Board of the Company in May 1996.

(5) Includes special one-time bonuses of $150,000 and $50,000 awarded to Ms. Brenner and Mr. Cooke, respectively, in recognition of their extraordinary efforts in connection with the sale of the Company's Thread Group to Hicking Pentecost PLC.

(6) Mr. Cooke was elected Chief Financial Officer, Secretary and Vice President of the Company effective in February 1997, April 1996, and May 1996, respectively. Mr. Cooke resigned from such positions in September 1997, was reappointed to such positions in February 1998 and currently serves in such capacities. From April 1994 until May 1996, Mr. Cooke served as Controller of the Company, and from March 1995 until February 1997, he served as Chief Accounting Officer of the Company.

(7) The amounts reported in this column include the matching Company contributions to the Company's Deferred Compensation 401(k) Plan and the Non-Qualified Deferred Compensation Program on behalf of the named executive officer for fiscal years 1997, 1996 and 1995, as set forth below.

Name                             Qualified Plan ($)                    Non-Qualified Plan($)
----                             ------------------                    ---------------------
                           1997         1996          1995        1997         1996          1995
                           ----         ----          ----        ----         ----          ----
Edward F. Cooke           2,417         2,023        1,772         -0-          781         - 0 -

OPTION GRANTS IN LAST FISCAL YEAR

                  The following table provides certain summary information concerning individual grants of stock options to purchase shares of Common Stock made to Named Executive Officers during fiscal 1997. Except as set forth in the table on the following page, during fiscal 1997 the Company did not grant any stock options to any of the Named Executive Officers.

                                                                                              Potential Realizable
                                                                                           Value at Assumed Rates of
                                                                                            Stock Price Appreciation
                                    INDIVIDUAL GRANTS                                           for Option Term
----------------------------------------------------------------------------------------  ---------------------------
                          Number of     Percent of Total
                           Shares        Options Granted
                         Underlying      to Employees in
                          Grant(1)         Fiscal Year     Exercise Price    Expiration       5%          10%
        Name                 (#)               %                ($)            Date          ($)          ($)
Karen Brenner              150,000           45.45%             $2.00          5/16/07     188,668       478,122

Edward F. Cooke            20,000             6.06%             $2.00          5/16/07      25,156        63,750


(1) The stock options reported above were awarded pursuant to the Incentive Program at exercise prices equal to the fair market value of the Common Stock on the date of grant. The options granted to Ms. Brenner and Mr. Cooke vest ratably over a thirty-six-month period and terminate ten years after the grant date, subject to early termination in the event of death or termination of the optionee's employment for any reason. Payment for options exercised may be in cash or shares of Common Stock, the fair market value of which is determined by the Board of Directors or the Compensation Committee in accordance with the terms of the Incentive Program.

(2) Amounts represent hypothetical gains that could be achieved from the exercise of the respective stock options and the subsequent sale of the Common Stock underlying such options if the options were exercised at the end of the option terms. The gains are based upon assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted. The rates of appreciation are mandated by the rules of the Securities Exchange Act of 1934, as amended, and do not represent the Company's estimate or projection of the future Common Stock price.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                  The following table provides certain summary information concerning stock option exercises during fiscal 1997 by the Named Executive Officers and the value of unexercised stock options held by the Named Executive Officers as of December 31, 1997.



                                                                                                      Value of
                                                                              Number of               Unexercised "In
                        # of Shares                                           Unexercised             the Money"
                        Acquired on         Value              Annualized     Options at Fiscal       Options at
Name                    Exercise(1)         Realized (1)         Gain (1)     Year End(2)             Fiscal Year End(3)
----                    -----------         ------------         ----------   --------------          ------------------
                                                                              Exer-       Unex-       Exer-    Unex-
                                                                              cisable     ercisable   cisable  ercisable
Karen Brenner               --                   --                  --        237,733    123,267       --         --
Edward F. Cooke             --                   --                  --          7,778     22,222       --         --


(1) None of the Named Executive Officers exercised any stock options during fiscal 1997.

(2) Represents the aggregate number of stock options held as of December 31, 1997 which could and could not be exercised on that date pursuant to the terms and provisions of the stock options and the Incentive Program.

(3) All of the unexercised stock options held by Named Executive Officers at the 1997 fiscal year end were "out of the money" (i.e., the exercise price of the options exceeded the fair market value of the Common Stock).

COMPENSATION OF DIRECTORS

                  During fiscal 1997, each director who was not an officer or an employee of the Company (an "Outside Director") received a director's fee of $10,000 (prorated, where applicable), plus a $3,000 chairman fee for each committee of which he or she was the chairman plus $1,000 for attendance at each meeting of the Board. In addition, each Outside Director received $250 for attendance, during the 1st quarter of fiscal 1997, at each Executive Committee, Audit Committee or Compensation Committee meeting.

EMPLOYMENT AGREEMENTS/SEPARATION AGREEMENTS

                  Karen Brenner, the Company's Chairman of the Board, President and chief Executive officer entered into an agreement with the Company in February 1998 which sets forth the terms of her continued employment with the Company. Pursuant to such agreement, the Company will pay to Ms. Brenner a salary equal to $250,000 per annum, plus any accrued and unpaid bonus, and Ms. Brenner will be entitled to participate in the Company's Incentive Program and other plans and benefits afforded by the Company to its management employees. Ms. Brenner will also be entitled to receive a "transaction bonus" in the amount of $100,000 in the event of a sale of all, or substantially all, of the capital stock or assets of the Company.

                  In addition, (i) in the event of a sale or change in control of the Company, Ms. Brenner shall be paid severance pay equal to one year of her base salary then in effect and (ii) in the event of any involuntary termination of her employment by the Company, without cause, Ms. Brenner shall be paid severance pay equal to six months of her base salary then in effect.

                  Edward F. Cooke, the Company's Vice President, Chief Financial Officer and Secretary entered into an agreement with the Company in March 1998 which sets forth the terms under which Mr. Cooke's employment with the Company may be terminated. Pursuant to such agreement, if within one year after a change in control of the Company Mr. Cooke's employment is terminated for any reason, the Company shall pay Mr. Cooke an amount equal to one year of his base salary then in effect.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based solely on the Company's review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 1997, the Company believes that all reporting requirements applicable to its executive officers, directors, and more than ten percent stockholders were complied with for fiscal 1997, except that Mr. Joseph S. DiMartino inadvertently failed to timely file a report in respect of his acquisition of 893 shares of Common Stock in December 1997.

                             STOCK PERFORMANCE GRAPH

                  The quarterly changes in cumulative shareholder return for the period commencing on December 16, 1994, when the Company's stock was unstapled from the common stock of Noel, and ending on December 31, 1997, are shown on the following graph. The assumption is that $100 was invested in shares of the stock of each of the Company, a peer group comprised of Cone Mills, Springs Industries and Dixie Yarns (with the amount pro-rated by market capitalization as of the beginning of the period) (the "Old Peer Group"), a group consisting of eighteen issuers with a market capitalization similar to that of the Company's (the "New Peer Group") and the Russell 2000 Index (and that all dividends were reinvested). The New Peer Group was used instead of a published industry or line-of-business index because the Company was unable to reasonably identify such an index. The total cumulative dollar returns shown in the graph represent the value such investments would have had on December 31, 1997. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET


-----------------------------FISCAL YEAR ENDING-----------------------------
COMPANY                        1994      1994      1995      1996      1997

CARLYLE INDUSTRIES INC        100.00    106.67     41.67     31.67     20.00
OLD PEER GROUP                100.00    102.18    107.07    107.18    129.47
NEW PEER GROUP                100.00     98.32    101.59     57.81     32.26
BROAD MARKET                  100.00    100.00    128.44    149.77    183.23


REPORT OF BOARD OF DIRECTORS

OVERALL POLICY

                  The Company's executive compensation program is designed to be closely linked to corporate performance and the total return to Stockholders over the long-term. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and Stockholder interests and finally to reward individual contributions as well as overall business results.

                  The key elements of the Company's executive compensation during the last fiscal year consisted of base salary, an annual bonus and the grant of stock options under the Incentive Program.

SALARIES

                  The Board or the Compensation Committee approves the salaries of the Chief Executive Officer and Chief Financial Officer of the Company and exercises oversight over the compensation of the other executive officers of the Company. All final determinations are subjective. In establishing salary levels for fiscal 1997, the Board placed the most emphasis on management's efforts in restructuring the Company's businesses and promoting greater cost-efficiencies and on the success of the Company's strategic divestiture strategy. The Board also afforded substantial weight to the Company's long-term prospects and performance. The factors of lesser significance which the Committee considered were experience of the executive officers and the Committee's subjective understanding of salary levels of executive management personnel of other similarly situated companies.

BONUSES

                  Bonuses are determined in accordance with the Company's bonus plan. Under the bonus plan, bonuses are awarded to executive officers based upon the attainment by the Company of certain predetermined ROTC levels (i.e., return on total capital) and the achievement by the executive officers of individual performance objectives. The target levels and objectives are approved by the Board or the Compensation Committee at the beginning of the fiscal year. Notwithstanding the satisfaction of target levels and objectives, all final determinations of bonuses require the approval of the Board or the Compensation Committee. All persons serving as executive officers at fiscal year end were awarded bonuses in fiscal 1997 (see "Summary Compensation Table"). In fiscal 1997, the Company awarded Ms. Brenner and Mr. Cooke special, one-time bonuses of $150,000 and $50,000, respectively, in recognition of their extraordinary efforts in carrying out the Company's strategic divestiture program, including the sale of the Company's Thread Division to Hicking Pentecost PLC.

STOCK OPTIONS

                  Under the Incentive Program, which was adopted by the Company in 1994, the Company's employees and executive officers are eligible to receive stock options, stock appreciation rights, restricted stock and other stock based awards. The Board or the Compensation Committee is responsible for determining the recipients and the size of the awards. In selecting the size and type of awards under the Incentive Program, the Board or the Compensation Committee considers the nature of the position held as well as the other factors used to determine salaries and its subjective expectation of the potential for appreciation in the market value of the Common Stock. All final determinations are subjective.

                  Stock options awarded under the Incentive Program generally vest over a period of several years from the date of grant. This approach is designed to align the interests of the executive officers with those of the Stockholders over the long-term since the full benefits of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICEr

                  Ms. Karen Brenner, the current Chairman of the Board, Chief Executive Officer and President of the Company, is paid a salary of $250,000 per annum, as more fully described in "Employment Agreements/Separation Agreements" above.

                  Ms. Brenner is also eligible for participation in the Company's annual bonus plan. The Committee awarded Ms. Brenner a $155,814 bonus under the Company's bonus plan on account of fiscal 1997, in recognition of her efforts in bringing about substantial reductions in the Company's overhead and other significant improvements in the Company's operations. As previously described, the Compensation Committee also awarded Ms. Brenner a special one-time bonus of $150,000 in view of her efforts in connection with the sale of the Company's Thread Division, which she earned in March 1997.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION PLANS

                  It is the policy of the Board or the Compensation Committee to have the executive compensation plans of the Company treated as fully tax deductible under Section 162(m) of the Internal Revenue Code, as amended (the "Code") whenever, in the judgment of the Board or the Compensation Committee, to do so would be consistent with the business objectives of those plans. All compensation paid during fiscal year 1997 was, in fact, fully tax deductible. The Board or the Compensation Committee, however, reserves the right to grant future compensation awards in such amounts as it may deem appropriate in the exercise of its business judgment, notwithstanding whether those awards are fully tax deductible.

                               Board of Directors

                                  KAREN BRENNER
                               ROBERT A. LEVINSON
                               JOSEPH S. DIMARTINO

                              INDEPENDENT AUDITORS

                                   (PURPOSE 2)

                  Arthur Andersen LLP ("Arthur Andersen"), certified public accountants, have been appointed by the Board, upon recommendation of the Audit Committee of the Board, as independent auditors for the Company to examine and report on its financial statements for the fiscal year ending December 31, 1998, which appointment is being submitted to the Stockholders for ratification at the Meeting. Representatives of Arthur Andersen are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Capital Stock of the Company present at the Meeting, in person or by proxy, and entitled to vote thereon. Submission of the appointment of Arthur Andersen to the Stockholders for ratification will not limit the authority of the Board to appoint another accounting firm to serve as independent auditors if the auditors resign or their engagement is otherwise terminated.

                  The Board recommends a vote FOR the appointment of Arthur Andersen LLP as independent auditors of the Company.

                             STOCKHOLDERS' PROPOSALS

                  Any proposal by stockholders of the Company intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than December 1, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.


                                  ANNUAL REPORT

                  Concurrently with the mailing of these proxy materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 1997. Such Annual Report is not to be regarded as proxy solicitation material.

                  UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE 1998 ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-K ANNUAL REPORT FOR 1997 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder of record on April 3, 1998, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to Carlyle Industries, Inc., One Palmer Terrace, Carlstadt, New Jersey 07072 (Attn:
Edward F. Cooke).


                                 OTHER BUSINESS

                                   (PURPOSE 3)

                  Management does not know of any other matters to be presented at the Meeting for action by the Stockholders. If any other matters requiring a vote of the Stockholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.


                    SOLICITATION AND EXPENSES OF SOLICITATION

                  Officers and employees of the Company may solicit proxies by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.

                  Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                             By order of the Board of Directors,



                                             EDWARD F. COOKE
                                             Secretary

April 16, 1998

                            CARLYLE INDUSTRIES, INC.
                         PROXY/VOTING INSTRUCTION CARD

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARLYLE INDUSTRIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 14, 1998

     The undersigned appoints Edward F. Cooke and Karen Brenner, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Carlyle Industries, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 14, 1998, and at any adjournment or postponement thereof, as indicated on the reverse side.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                       (Continued, and to be signed and dated on reverse side.)

                                                     CARLYLE INDUSTRIES, INC.
                                                     P.O. Box 11424
                                                     New York, N.Y. 10203-0424

1. Election of Directors               FOR all nominees listed below.

   WITHHOLD AUTHORITY to vote          *EXCEPTIONS
   for all nominees listed below.


   Nominees: Karen Brenner, Joseph S. DiMartino and Robert A. Levinson (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
   *Exceptions __________________________________________________________

2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

   FOR  / /             AGAINST  / /            ABSTAIN  / /

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.




                                                          CHANGE OF ADDRESS OR
                                                           COMMENTS MARK HERE


Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by an authorized officer. If a partnership, please sign in partnership name by any authorized person.




                                                  Date: _________________, 1998

                                                  _____________________________
                                                            signature

                                                  _____________________________
                                                    signature if held jointly



Votes must be indicated
(x) in black or blue ink [x]


   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING ENCLOSED ENVELOPE.